Exhibit 10.3

                  OMNIBUS AMENDMENT TO THE SERIES SUPPLEMENTS

     OMNIBUS AMENDMENT dated as of February 5, 2002, to the Supplements (as hereinafter described) to the Pooling and Servicing Agreement dated as of June 1, 1993 and amended and restated as of February 5, 2002, between CHASE MANHATTAN BANK USA (as successor to Providian National Bank formerly known as First Deposit National Bank), a banking association organized and existing under the laws of the United States, as Servicer and as Seller prior to the Substitution Date ("Chase USA") and CARD ACQUISITION FUNDING LLC, a Delaware limited liability company, as Transferor on and after the Substitution Date ("LLC"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee ("Trustee").

          WHEREAS Chase USA (or its predecessors) as Seller and Servicer and the Trustee have previously entered into (i) the Second and Amended and Restated Series 1993-3 Supplement dated as of December 1, 1995, as amended by Amendment No. 1 dated December 1, 1997, as amended by Amendment No. 2 dated as of October 1, 1998, and as amended by Amendment No. 3 dated April 1, 2001 (the "Series 1993-1 Supplement"), (ii) the Series 1996-1 Supplement dated as of June 1, 1996, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 1996-1 Supplement"), (iii) the Series 1997-1 Supplement dated as of March 1, 1997, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 1997-1 Supplement"), (iv) the Series 1997-2 Supplement dated as of March 1, 1997, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 1997-2 Supplement"), (v) the Series 1997-4 Supplement dated as of June 1,
1997, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 1997-4 Supplement"), (vi) the Series 1999-1 Supplement dated as of June 1, 1999, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 1999-1 Supplement"), (vii) the Series 1999-2 Supplement dated as of October 1, 1999, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 1999-2 Supplement"), (viii) the Series 2000-1 Supplement dated as of February 1, 2000, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 2000-1 Supplement"), (ix) the Series 2000-2 Supplement dated as of August 1, 2000, as amended by Amendment No. 1 dated as of April 1, 2001 (the " Series 2000-2 Supplement"), (x) the Series 2000-3 Supplement dated as of November 1, 2000, as amended by Amendment No. 1 dated as of April 1, 2001 (the "Series 2000-3 Supplement"), (xi) the Series 2001-1 Supplement dated as of December 1, 2001, as amended by Amendment No. 1 dated as of January 9, 2002 (the "Series 2001-1 Supplement") and (xii) the Series 2001-2 Supplement dated as of
December 1, 2001, as amended by Amendment No. 1 dated as of January 9, 2002 (the "Series 2001-2 Supplement") (collectively, the "Supplements");

     WHEREAS, Chase USA as Seller and Servicer and the Trustee are parties to that Pooling and Servicing Agreement dated as of June 1, 1993, as previously amended (the "Existing Pooling and Servicing Agreement");

     WHEREAS, concurrently with the execution of this Amendment, the Existing Pooling and Servicing Agreement is being amended and restated to provide that as of February 5, 2002 (the "Substitution Date") LLC will replace Chase USA as Seller and that the term "Seller"

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shall be changed to "Transferor" and to make certain other changes to the
Existing Pooling and Servicing Agreement;

     WHEREAS, the Existing Pooling and Servicing Agreement as so amended and restated is the "Agreement";

     WHEREAS Chase USA and the Trustee now wish to amend the Supplements as set forth herein to provide for the substitution of the LLC for Chase USA as Transferor on and after the Substitution Date;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

     SECTION 1.01 Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the respective Supplements or the Agreement, as the case may be.

                                  ARTICLE II

                           AMENDMENTS TO SUPPLEMENTS

     SECTION 2.01 Amendment to Change the Seller. The introductory paragraph at the beginning of each Supplement is hereby amended to state that each such Supplement is "among CARD ACQUISITION FUNDING LLC, a Delaware limited liability company, as Transferor ("Transferor"), CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, a banking association organized and existing under the laws of the United States, as Seller prior to the Substitution Date and as Servicer ("Chase USA"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee."

     All references in each Supplement to the term "Seller" prior to the Substitution Date, will be references to Chase USA and, on and after the Substitution Date, be references to LLC, its successors and assigns, as Transferor under the Agreement, and any Additional Transferors.

          SECTION 2.02 Amendment to Section 4.05. (a) The first paragraph of
Section 4.05 of the Series 1999-1 Supplement, the Series 1999-2 Supplement, the Series 2000-1 Supplement, the Series 2000-2 Supplement, the Series 2000-3 Supplement, the Series 2001-1 Supplement and the Series 2001-2 Supplement is hereby amended by deleting the following parenthetical phase: "(if the Seller is the Servicer and the Collection Account is maintained with the Seller)."

     (b) The first paragraph of Section 4.05 of the Series 1996-1 Supplement, the Series 1997-1 Supplement, the Series 1997-2 Supplement and the Series 1997-4 Supplement is hereby amended by deleting the following parenthetical phase: "(if FDNB is the Servicer and the Collection Account is maintained with FDNB)."

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


     (c) The first paragraph of Section 4.05 of the Series 1993-3 Supplement is hereby amended by deleting the following parenthetical phase: "(if FDNB is the Servicer and the Collection Account, the Interest Account, the Principal Funding Account or the Proceeds Account, as the case may be, is maintained with FDNB)."

     SECTION 2.03 Amendment to Article VI of the Supplements (excluding the Series 1993-3 Supplement). Article VI of each Supplement (excluding the Series 1993-3 Supplement) is hereby amended by adding a Section 6.02 to read as follows:

          "SECTION 6.02. Optional Pay Out Event. The following event (as determined by the Servicer) shall be deemed to be a Pay Out Event solely with respect to this Series:

          failure on the part of any Account Owner to duly observe or perform in any material respect any covenants or agreements of such Account Owner set forth in any Receivables Purchase Agreement, which failure has a material adverse effect on the Investor Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee (or to the Transferor and the Trustee by the Holder of the Investor Certificateholders) and continues to materially and adversely affect the interests of the Investor Certificateholders; provided that in the case of this paragraph, after the applicable grace period, the Holders of Investor Certificates evidencing more than 50% of the outstanding principal amount of the Investor Certificates by notice then given in writing to the Transferor and the Servicer (and the Trustee if given by the Investor Certificateholders), declare that a Pay Out Event has occurred with respect to this Series as of the date of such notice."

     SECTION 2.04 Amendment to Article VII of the Series 1993-3 Supplement.
Article VII of the Series 1993-3 Supplement is hereby amended by adding a
Section 7.02 to read as follows:

          "SECTION 7.02. Optional Pay Out Event. The following event (as determined by the Servicer) shall be deemed to be a Pay Out Event solely with respect to this Series:

          failure on the part of any Account Owner to duly observe or perform in any material respect any covenants or agreements of such Account Owner set forth in any Receivables Purchase Agreement, which failure has a material adverse effect on the Investor Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee (or to the Transferor and the Trustee by the Holder of the Investor Certificateholders) and continues to materially and adversely affect the interests of the Investor Certificateholders; provided that in the case of this paragraph, after the applicable grace period, the Holders of Investor Certificates evidencing more than 50% of the outstanding principal amount of the Investor Certificates by notice then given in


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

          writing to the Transferor and the Servicer (and the Trustee if given by the Investor Certificateholders), declare that a Pay Out Event has occurred with respect to this Series as of the date of such notice."

     SECTION 2.05 Amendment to Section 7.01 of the Supplements (excluding the Series 1993-3 Supplement).

     Section 7.01(a) of each of the Supplements (excluding the Series 1993-3 Supplement) is hereby amended by inserting the phrase "so long as the Transferor is an Affiliate of the Servicer" between the words "the Seller shall" and "have the option."

     SECTION 2.06 Amendment to Section 8.02 of the Series 1993-3 Supplement.

     Section 8.02(a) of the Series 1993-3 Supplement is hereby amended by inserting the phrase "so long as the Transferor is an Affiliate of the Servicer" between the words "the Seller shall" and "have the option."

                                 ARTICLE III

                          ASSUMPTION AND RATIFICATION

     SECTION 3.01 Assumption and Ratification. By execution of this Amendment, LLC hereby expressly assumes as of and after the Substitution Date all of the obligations of the Transferor under each Supplement. Chase USA is hereby released from any obligations, as Transferor.

                                  ARTICLE IV

                                 MISCELLANEOUS

     SECTION 4.01 Ratification of Supplements. As amended by this Amendment, the Supplements are in all respects ratified and confirmed and each Supplement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

     SECTION 4.02 Amendment. The Supplements may be amended from time to time only if the conditions set forth in Section 13.01 of the Agreement are satisfied.

     SECTION 4.03 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     SECTION 4.04 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 4.05 Amendment Number. This Amendment shall constitute Amendment No. 4 to the Series 1993-3 Supplement, Amendment No. 2 to each of the Series 1996-1

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

Supplement, the Series 1997-1 Supplement, the Series 1997-2 Supplement, the Series 1997-4 Supplement, the Series 1999-1 Supplement, the Series 1999-2 Supplement, the Series 2000-1 Supplement, the Series 2000-2 Supplement, the Series 2000-3 Supplement, the Series 2001-1 Supplement and the Series 2001-2 Supplement.


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


     IN WITNESS WHEREOF, Chase Manhattan Bank USA as Seller prior to the Substitution Date and as the Servicer, Card Acquisition Funding LLC, as Transferor on and after the Substitution Date, and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                         CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Seller prior to the Substitution Date and Servicer


                              By  /s/ Michael J. Barrett
                                  ----------------------------------
                              Name:    Michael J. Barrett
                              Title:   President



                         CARD ACQUISITION FUNDING LLC,
                         Transferor on and after the Substitution Date,


                              By  /s/ Keith Schuck
                                  ----------------------------------
                              Name:     Keith Schuck
                              Title:    President



                         BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee,


                              By  /s/ Peter Becker
                                  ----------------------------------
                              Name:     Peter Becker
                              Title:    Assistant Vice President



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